American Century Municipal Trust

PROSPECTUS SUPPLEMENT

TAX-FREE MONEY MARKET FUND * TAX-FREE BOND FUND
FLORIDA MUNICIPAL MONEY MARKET FUND * FLORIDA MUNICIPAL BOND FUND
ARIZONA MUNICIPAL BOND FUND

Supplement dated October 18, 2002 * Prospectus dated October 1, 2002
                                    (Investor Class)

The following information replaces the Example section on page 7 of the Investor
Class prospectus:

          The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .

          * invest $10,000 in the fund
          * redeem all of your shares at the end of the periods shown below
          * earn a 5% return each year
          * incur the same operating expenses as shown above

          . . . your cost of investing in the fund would be:

                                          1 year    3 years   5 years   10 years
          ----------------------------------------------------------------------
          Tax-Free Money Market           $52       $163      $285      $640
          ----------------------------------------------------------------------
          Tax-Free Bond                   $52       $163      $285      $640
          ----------------------------------------------------------------------
          Florida Municipal Money Market  $52       $163      $285      $640
          ----------------------------------------------------------------------
          Florida Municipal Bond          $52       $163      $285      $640
          ----------------------------------------------------------------------
          Arizona Municipal Bond          $52       $163      $285      $640
          ----------------------------------------------------------------------

SH-SPL-32049   0210